DESCRIPTION:  REGISTRANT'S EMPLOYEE STOCK OPTION PLAN (2000)

                    Ohio & Southwestern Energy Company, Inc.

                           EMPLOYEE STOCK OPTION PLAN

1. PURPOSE. The purpose of this Ohio & Southwestern Energy Company, Inc. Employee Stock Option Plan ("Plan") is to further the growth and development of Ohio & Southwestern Energy Company, Inc. ("Company") by providing through ownership of stock of the Company, an incentive to officers and other key employees who are in a position to contribute materially to the prosperity of the Company, to increase such persons' interests in the Company's welfare, to encourage them to continue their services to the Company or its subsidiaries, if any, and to attract individuals of outstanding ability to enter the employment of the Company or its subsidiaries.

2. INCENTIVE AND NON-QUALIFIED STOCK OPTIONS. Two types of options (referred to herein as "options" without distinction between such two types) may be granted under the plan: Options intended to qualify as incentive stock options ("incentive stock options") under Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), and any successor statutes; and other options not specifically authorized or qualified for favorable income tax treatment by the Code ("non-qualified stock options").

3.      ADMINISTRATION

        3.1 ADMINISTRATION BY BOARD. Subject to Section 3.2, the Plan shall be administered by the Board of Directors of the Company ("Board"). Subject to the provisions of the Plan, the Board shall have authority to construe and interpret the Plan, to promulgate, amend, and rescind rules and regulations relating to its administration, from time to time to select from among the eligible employees (as determined pursuant to Section 4) of the Company and its subsidiaries those employees to whom options will be granted, to determine the timing and manner of the grant of the options, to determine the exercise price, the number of shares covered by and all of the terms of the options, to determine the duration and purpose of leaves of absence which may be granted to optionees without constituting termination of their employment for purposes of the Plan, and to make all of the determinations necessary or advisable for administration of the Plan. The interpretation and construction by the Board of any provision of the Plan, or of agreement issued and executed under the Plan, shall be final and binding upon all parties. No member of the Board shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

3.2 ADMINISTRATION BY COMMITTEE. The Board may, in its sole discretion, delegate any or all of its administrative duties to a committee (the "Committee") of not less than three individuals, to be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease (to not less than three members) the size of the Committee, and add additional members to, or remove members from, the Committee. The Committee shall act pursuant to a majority vote, or the written consent of a majority of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the

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Board.  Subject to the  provisions of the Plan and the  directions of the Board, the Committee may establish and follow such rules and regulations for the conduct of its business, as it may deem advisable. No member of the Committee shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

4. ELIGIBILITY. Any employee (including any officer who is an employee) of the Company or any of its subsidiaries shall be eligible to receive an option under the Plan; provided, however, that no person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations shall be eligible to receive an incentive stock option under the Plan unless at the time such option is granted the option price (determined in the manner provided in Section 6.2) is at least 110% of the fair market value of the shares subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted. An employee may receive more than one option under the Plan.

5. SHARES SUBJECT TO OPTIONS. The stock available for grant of options under the Plan shall be shares of the Company's authorized but unissued, or reacquired, common stock. The aggregate number of shares that may be issued pursuant to exercise of options granted under the Plan, as amended, shall not exceed 1,000,000 shares of common stock (subject to adjustment as provided in Section 6.13), including shares previously issued under the Plan. In the event that any outstanding option under the Plan for any reason expires or is terminated, the shares of common stock allocable to the unexercised portion of the option shall again be available for options under the Plan as if no option had been granted with respect to such shares.

6. TERMS AND CONDITIONS OF OPTIONS. Options granted under the Plan shall be evidenced by agreements (which need not be identical) in such form and containing such provisions that are consistent with the Plan as the Board or the Committee shall from time to time approve. Such agreements may incorporate all or any of the terms hereof by reference and shall comply with and be subject to the following terms and conditions:

     6.1 NUMBER OF SHARES SUBJECT TO OPTION. Each option agreement shall specify the number of shares subject to the option.

        6.2 OPTION PRICE. The purchase price for the shares subject to any option shall not be less than 100% of the fair market value of the shares of common stock of the Company on the date the option is granted. In the case of an incentive stock option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, the option price shall not be less than 110% of the fair market value of the shares of common stock of the Company on the date the option is granted. For purposes of the Plan, the "fair market value" of any share of common stock of the Company at any date shall be (a) if the common stock is listed on an established stock exchange or exchanges, the last reported sale price per share on the day prior to such date on the principal exchange on which it is traded, or if no sale was made on such day on such principal exchange, at the closing reported bid price on such day on

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such exchange, or (b) if the common stock is not then listed on an exchange, the average of the closing bid and asked prices per share for the common stock in the over-the-counter market as quoted on NASDAQ or the Over-the-Counter Bulletin Board (OTC-BB) on the day prior to such date, or (c) if the common stock is not then listed on an exchange or quoted NASDAQ or OTC-BB, an amount determined in good faith by the Board or the Committee.

        6.3 MEDIUM AND TIME OF PAYMENT. The purchase price for any shares purchased pursuant to exercise of an option granted under the Plan shall be paid in full upon exercise of the option in cash or by check.

        6.4 TERM OF OPTION. No option shall be exercisable after the expiration of the earliest of (a) five (5) years after the date of option is granted, (b) two (2) months after the date of the optionee's employment with the Company and its subsidiaries terminates if such termination is for any reason other than permanent disability or death, or (c) one (1) year after the date the optionee's employment with the Company and its subsidiaries terminates if such termination is a result of death or permanent disability or if such termination is for any reason other than death or permanent disability, and optionee dies within three
(3) months after the date of such termination; provided, however, that the option agreement for any option may provide for shorter periods in each of the foregoing instances. In the case of an incentive stock option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, the term set forth in (a), above, shall not be more than five years after the date the option is granted. For the purposes of this Section 6.2, "permanent disability" shall mean a disability of the type defined in
Section 22(e)(3) of the Code.

        6.5 EXERCISE OF OPTION. No option shall be exercisable during the lifetime of an optionee by any person other than the optionee or at any time prior to one year from the date the option is granted. Subject to the foregoing, the Board or the Committee shall have the power to set the time or times within which each option shall be exercisable and to accelerate the time or times of exercise. The extent that an optionee has the right to exercise an option and purchase shares pursuant thereto, the option may be exercised from time to time by written notice to the Company, stating the number of shares being purchased and accompanied by payment in full of the purchase price for such shares.

     6.6 NO TRANSFER OF OPTION. No option shall be transferable by an optionee otherwise than by will or the laws of descent and distribution.

        6.7 RESTRICTION ON ISSUANCE OF SHARES. The issuance of options and shares shall be subject to compliance with all of the applicable requirements of law with respect to the issuance and sale of securities, including, without limitation, any required qualification under the 2000 Colorado Corporate Statutes.

        6.8 INVESTMENT REPRESENTATION. Any optionee may be required, as a condition of issuance of shares covered by his or her option, to represent that the shares to be acquired pursuant to exercise of the option will be acquired for investment and without a view to distribution thereof, and in such case, the Company may place a legend on the certificate evidencing the shares reflecting the fact that they were acquired for investment and cannot be sold or

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transferred  unless registered under the Securities Act of 1933, as amended,  or unless counsel for the Company is satisfied that the circumstances of the proposed transfer do not require such registration.

        6.9 RIGHTS AS A SHAREHOLDER OR EMPLOYEE. An optionee or transferee of an option shall have no right as a shareholder of the Company with respect to any shares covered by any option until the date of the issuance of a share certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such share certificate is issued, except as provided in Section 6.13. Nothing in the Plan or in any option agreement shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with any right of the Company or any subsidiary to terminate the optionee's employment at any time.

     6.10 NO FRACTIONAL SHARES. In no event shall the Company be required to issue fractional shares upon the exercise of an option.

        6.11 EXERCISABILITY IN THE EVENT OF DEATH. In the event of the death of the optionee, any option or unexercised portion thereof granted to the optionee, to the extent exercisable by him or her on the date of death, may be exercised by the optionee's personal representatives, heirs, or legatees subject to the provisions of Section 6.4 hereof.

        6.12 RECAPITALIZATION OR REORGANIZATION OF COMPANY OR ACQUISITION OF MATERIAL ADDITIONAL OPERATING ASSETS. Except as otherwise provided herein, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to the option rights granted under the Plan, and the exercise price of such option rights, in the event of a stock dividend (but only on common stock), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the corporate or capital structure of the Company. In the event of a complete liquidation of the Company or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a wholly-owned subsidiary of another corporation, any unexercised options theretofore granted under the Plan shall be deemed canceled unless the surviving corporation in any such merger, reorganization, or consolidation elects to assume the options under the Plan or to issue substitute options in place thereof; provided, however, that, notwithstanding the foregoing, if such options would be canceled in accordance with the foregoing, the optionee shall have the right, exercisable during a ten-day period ending on the fifth day prior to such liquidation, merger, or consolidation, to exercise the optionee's option in whole or in part without regard to any installment exercise provisions in the optionee's option agreement.  To the  extent  that the  foregoing  adjustments  relate to stock or

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securities of the Company,  such  adjustments  shall be made by the Board or the
Committee, the determination of which in that respect shall be final, binding, and conclusive, provided that each incentive stock option granted pursuant to the Plan shall not be adjusted in a manner that causes its it to fail to continue to qualify as an incentive stock option within the meaning of Section 422A of the Code. In the event that the Company shall issue additional common shares for cash which cash shall be used to acquire additional assets to be used in the business, including new businesses, or issue additional common shares in exchange for assets to be used for the benefit of the shareholders, the number of shares permitted to be granted pursuant to this Plan shall be increased from the 1,000,000 referred to in paragraph 5, above to a number equal to 10% of the outstanding common shares of the Company.

        6.13 MODIFICATION, EXTENSION, AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, the Board or Committee may modify, extend, or renew outstanding options granted under the Plan, accept the surrender of outstanding options (to the extent not theretofore exercised). The Board or Committee shall not, however, modify any outstanding incentive stock option in any manner which would cause the option not to qualify as an incentive stock option within the meaning of Section 422A of the Code.

         Notwithstanding the foregoing, no modification of an option shall, without the consent of the optionee, alter or impair any rights of the optionee under the option.

     6.14  OTHER   PROVISIONS.   Each  option  may  contain  such  other  terms,
provisions, and conditions not inconsistent with the Plan as may be determined by the Board or Committee.

7. TERMINATION OR AMENDMENT OF THE PLAN. The Board may at any time terminate or amend the plan; provided that, without approval of the shareholders of the Company, there shall be, except by operation of the provisions of Section 6.12, no increase in the total number of shares covered by the Plan, no change in the class of persons eligible to receive options granted under the Plan, no reduction in the exercise price of options granted under the Plan and no extension of the latest date upon which options may be exercised; and provided further that, without the consent of the optionee, no amendment may adversely affect any then outstanding option or any unexercised portion thereof.

8. INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Board or the Committee administering the Plan shall be indemnified by the Company against reasonable expense, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such member is liable for negligence or misconduct in the performance of his duties, provided that within 60 days after institution of any such action, suit, or proceeding, the member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.



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9. TERM OF PLAN. The Plan was adopted by the Board on September 30, 2000. Unless sooner terminated by the Board in its sole discretion, the Plan will expire on September 30, 2010.

                                       Ohio & Southwestern Energy Company, Inc.



                                        By: ------------------------------------

                                        Name: Ralph Shearing

                                        Title:  President







The undersigned controlling shareholder of Ohio & Southwestern Energy Company ("Company") acknowledges and endorses this Registrant's Employee Stock Option Plan 2000. Furthermore, by signing in the space provided below Canarab Acquisitions Corp. votes their 8,650,000 common shares of the Company in favour of adopting the said Stock Option Plan (2000) and will irrevocably vote in favour of the said Stock Option Plan (2000) at the next Annual General Meeting of the Company, if shareholder approval of the plan is required under law.


Acknowledged and Agreed by:

Canarab Acquisitions Corp.


--------------------------
Ralph Shearing (President)




--------------------------
Abbas Salih (Director/Secretary)